UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          June 9, 2003
                                                --------------------------------



               Mortgage Asset Securitization Transactions, Inc.
               ------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                333-101254                 06-1204982
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



1285 Avenue of the Americas, New York, New York                      10021
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code        (212) 713-2000
                                                  ------------------------------



                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of the MASTR Asset Securitization Trust 2003-6, Mortgage Pass-Through Certificates, Series 2003-6 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------
            99.1                    Structural Term Sheets prepared by UBS
                                    Securities LLC in connection with the MASTR
                                    Asset Securitization Trust 2003-6, Mortgage
                                    Pass-Through Certificates, Series 2003-6.

            99.2 Collateral Term Sheets prepared by UBS Securities LLC in connection with the MASTR Asset Securitization Trust 2003-6, Mortgage Pass-Through Certificates, Series 2003-6.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.



      June 11, 2003
                                   By:  /s/ Glenn McIntyre
                                      ----------------------------------------
                                      Name:  Glenn McIntyre
                                      Title: Associate Director


                                   By:  /s/ Steve Warjanka
                                      ----------------------------------------
                                      Name:  Steve Warjanka
                                      Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

99.1              Structural Term Sheets prepared by                  (E)
                  UBS Securities LLC in
                  connection with the MASTR Asset
                  Securitization Trust 2003-6, Mortgage
                  Pass-Through Certificates, Series 2003-6.

99.2              Collateral Term Sheets prepared by
                  UBS Securities LLC in connection with the MASTR Asset Securitization Trust 2003-6,
                  Mortgage Pass-Through Certificates,
                  Series 2003-6.